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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 1, 2004


                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                   000-21319                     04-3065140
(STATE OR OTHER JURISDIC-         (COMMISSION                 (IRS EMPLOYER
TION OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
    (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT
    (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE
    ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE
    ACT (17 CFR 240.13e-4(c))




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EXPLANATORY NOTE

This amendment to the Lightbridge, Inc. Current Report on Form 8-K dated
October 4, 2004 is being filed solely to amend the date references in Items 8.01 and 9.01 of the Report and Exhibit 99.1, and to amend the exhibit reference in
Item 9.01(c) Exhibits. No other changes have been made to the information set forth in such Report.

ITEM 8.01. OTHER EVENTS.

On October 5, 2004, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), announced it had closed the sale of its Fraud Centurion(R) product suite pursuant to an agreement with India-based Subex Systems Limited.

The full text of the Company's press release reporting the sale is attached as
Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) EXHIBITS.


99.1 Press Release dated October 5, 2004, entitled "Lightbridge Announces Closing of Sale of Fraud Centurion Software and Assets."


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LIGHTBRIDGE, INC.


                                 By: /s/ Timothy C. O'Brien
                                     -------------------------------------------
                                     Timothy C. O'Brien
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer


October 5, 2004